UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2007

CYCLACEL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500
Berkeley Heights, NJ 07922
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 847-5955

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry Into a Material Definitive Agreement.

On February 12, 2007, Cyclacel Pharmaceuticals, Inc. (the ‘‘Company’’) entered into a Placement Agent Agreement with Lazard Capital Markets LLC, Needham & Company, LLC and ThinkEquity Partners LLC (collectively, the ‘‘Placement Agents’’), relating to the sale by the Company of 4,249,668 units, each unit consisting of (i) one share of common stock and (ii) a warrant to purchase 0.25 shares of common stock at an exercise price of $8.44 per share of common stock, for a purchase price of $8.47125 per unit (the ‘‘Units’’). In the aggregate the Company will issue 4,249,668 shares of common stock and warrants to purchase 1,062,412 shares of common stock. The form of Subscription Agreement and form of Warrant pursuant to the which the Company sold and issued the Units to the purchasers are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and such documents are incorporated herein by reference. The net proceeds to the Company from the sale of the Units, after deducting for the fees of the Placement Agents and offering expenses, will be approximately $33.5 million. The form of the Placement Agent Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is hereby incorporated herein by reference. The Company’s press release dated February 13, 2007, announcing its agreement to sell the Units is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

The shares were offered and sold pursuant to (i) a prospectus dated February 12, 2007 and prospectus supplement dated February 12, 2007, pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-140034).

The offering is scheduled to close on February 16, 2007, subject to customary closing conditions. Following the offering, the Company will have approximately $40 million of securities available for future issuance under its effective shelf registration statement.

ITEM 8.01    Other Events.

On February 13, 2007, the Company issued a press release announcing the offering described above. A copy of the press release is attached hereto as Exhibits 99.1 and incorporated herein by reference.

Neither the filing of the press release as an exhibit to this report nor the inclusion in the press release of a reference to our internet address shall, under any circumstances, be deemed to incorporate the information available at our internet address into this report. The information available at our internet address is not part of this report or any other report filed by us with the SEC.

Item 9.01      Financial Statements and Exhibits.

(c)	Exhibits:

No.	Description
10.1	Form of Subscription Agreement dated February 13, 2007, between Cyclacel Pharmaceutics, Inc. and each of the purchasers
10.2	Form of Warrant to purchase shares of Cyclacel Pharmaceuticals, Inc. Common Stock
10.3	Form of Placement Agent Agreement dated February 13, 2007, by and among Cyclacel Pharmaceutics, Inc. and Lazard Capital Markets LLC, Needham & Company, LLC and ThinkEquity Partners LLC
99.1	Press Release dated February 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.
Dated: February 15, 2007
	By:	/s/ Paul McBarron
		Name:	Paul McBarron
		Title:	Executive Vice President, Finance & Chief Operating Office

Exhibit Index:

No.	Description
10.1	Form of Subscription Agreement dated February 13, 2007, between Cyclacel Pharmaceutics, Inc. and each of the purchasers
10.2	Form of Warrant to purchase shares of Cyclacel Pharmaceuticals, Inc. Common Stock
10.3	Form of Placement Agent Agreement dated February 13, 2007, by and among Cyclacel Pharmaceutics, Inc. and Lazard Capital Markets LLC, Needham & Company, LLC and ThinkEquity Partners LLC
99.1	Press Release dated February 13, 2007